Exhibit 4.2

BY ITS ACQUISITION OF THIS NOTE, EACH HOLDER OF THIS NOTE (INCLUDING EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE) ACKNOWLEDGES AND AGREES TO BE BOUND BY: (1) THE EFFECT OF THE EXERCISE OF ANY BAIL-IN POWER BY THE RELEVANT EEA RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (A) THE REDUCTION OF ALL OR A PORTION OF THE PRINCIPAL AMOUNT OR OUTSTANDING AMOUNT OF, TOGETHER WITH ANY ACCRUED BUT UNPAID INTEREST DUE ON, THIS NOTE, AND ANY AMOUNTS DUE UNDER ANY NON-EXEMPT GUARANTEE HEREOF (COLLECTIVELY, “AMOUNTS DUE”), (B) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS OF THE COMPANY, ANY NON-EXEMPT GUARANTOR OR ANY OTHER PERSON (AND THE ISSUE TO OR CONFERRAL ON THE HOLDER OF SUCH SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, (C) THE CANCELLATION OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, OR (D) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THIS NOTE OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THIS NOTE, OR THE DATE ON WHICH INTEREST BECOMES PAYABLE, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD, AND (2) THE VARIATION OF THE TERMS OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY BAIL-IN POWER BY THE RELEVANT EEA RESOLUTION AUTHORITY. IN ADDITION, EACH HOLDER OF THIS NOTE (INCLUDING EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE) FURTHER ACKNOWLEDGES AND AGREES THAT THIS NOTE IS SUBJECT TO SUCH OTHER MATTERS RELATING TO BAIL-IN POWERS SET FORTH HEREIN AND IN THE INDENTURE (AS HEREIN DEFINED).

GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED COMPANY

GLOBAL MEDIUM-TERM NOTE, SERIES US MTN-A, TRANCHE 2

(Senior Fixed Rate Note)

REGISTERED		REGISTERED
No.	US MTN-A-Tranche 2-[●]	U.S.$[●]
CUSIP:	36164QMS4
ISIN:	US36164QMS48

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

The Depositary for this Note will initially be The Depository Trust Company (55 Water Street, New York, New York). Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this registered global note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

GE Capital International Funding Company Unlimited Company, formerly GE Capital International Funding Company, a public unlimited company existing under the Companies Act 2014 of Ireland (together with its successors pursuant to the Indenture, the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the then outstanding principal amount specified on Schedule I hereto on November 15, 2020 (the “Maturity Date”) (except to the extent redeemed, repaid or otherwise satisfied prior to the Maturity Date) and to pay interest thereon (including Additional Amounts (as defined herein) and Additional Interest (as defined herein)) from and including [●] (the “Initial Interest Accrual Date”), at the rate of 2.342% per annum until the principal hereof is paid or duly provided for. The Company will pay interest in arrears semiannually on May 15 and November 15 of each year, commencing with [●] (each, an “Interest Payment Date”), and on the Maturity Date (or any redemption date).

Payment of the principal of this Note, any premium and the interest due at the Maturity Date (or any redemption date) will be made by wire transfer in immediately available funds upon surrender of this Note at the office or agency of such paying agent (a “Paying Agent”) as the Company may determine maintained for that purpose in the Borough of Manhattan, The City of New York, or at the office or agency of a Paying Agent maintained in a city in a Member State of the European Union, or at the office or agency of such other Paying Agent as the Company may determine. Initially, the Paying Agents shall be: (a) The Bank of New York Mellon, 101 Barclay Street, Floor 7-West, New York, NY 10286, U.S.A. and (b) The Bank of New York Mellon, London Branch, One Canada Square, London, E14 5AL, United Kingdom.

Interest on this Note will accrue initially from and including the Initial Interest Accrual Date, and thereafter will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for and thereafter will accrue until the principal hereof has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Note) is registered at the close of business on the date 15 calendar days prior to an Interest Payment Date (whether or not a Business Day) (each such date a “Record Date”); provided, however, that interest payable at Maturity will be payable to the person to whom the principal hereof shall be payable.

Payment of the principal of and premium, if any, and interest on this Note (including Additional Amounts, if any, and Additional Interest, if any) will be made in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. Payments of interest, other than interest due at Maturity will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S.$5,000,000 or more in aggregate principal amount of Notes having the same terms and conditions will be entitled to receive payments of interest, other than interest due at Maturity, by wire transfer of immediately available funds to an account maintained by the holder of this Note if appropriate wire transfer instructions in writing have been received by the Trustee not less than 10 calendar days prior to the applicable Interest Payment Date. Notwithstanding the foregoing, this Note may be paid in accordance with the rules of the Depositary in effect from time to time.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee, as defined on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

GIVEN under the Common Seal of
GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED COMPANY

By:
Name: Title:

By:
Name: Title:

[SIGNATURE PAGE – US MTN-A NOTES DUE 2020]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Tranche designated therein described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

DATED:             , 2016

[SIGNATURE PAGE – US MTN-A NOTES DUE 2020]

REVERSE OF NOTE

This Note is one of a duly authorized issue of the Tranche of Global Medium-Term Notes, Series US MTN-A (the “Notes”) of the Company designated on the face hereof. The Notes are issuable under an Indenture, dated as of October 26, 2015 by and among the Company, General Electric Company and the other Guarantors named therein from time to time and The Bank of New York Mellon, as trustee, as the same may be amended from time to time (the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, agreements, limitations of rights, duties and immunities of the Company, the Guarantors, the Trustee and the holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Bank of New York Mellon at its corporate trust office in the Borough of Manhattan, The City of New York has been appointed the registrar. The Bank of New York Mellon at its office in the Borough of Manhattan, The City of New York and The Bank of New York Mellon, London Branch at its office in the City of London, United Kingdom (each, at their addresses set forth on the face of this Note) have been appointed Paying Agents with respect to the Notes. Terms used herein include successor entities pursuant to the Indenture or other relevant agreement.

This Note will not be subject to any sinking fund and will not be redeemable or subject to repayment at the option of the holder prior to maturity, except as provided herein.

The Company may redeem, at its option, the Notes of this Tranche in accordance with Article Three of the Indenture, as a whole or in part, at any time and from time to time, upon the giving of a notice of redemption at a redemption price equal to the greater of:

(a)	100% of the principal amount of the Notes of this Tranche to be redeemed; and

(b)	the sum of the present values of the remaining scheduled payments of interest and principal on the Notes of this Tranche to be redeemed from the redemption date to the Maturity Date (exclusive of interest accrued and unpaid to, but not including, the redemption date) discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30- day months, at the Treasury Rate (as defined below) plus 15 basis points;

plus, in either case, accrued and unpaid interest to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of this Tranche to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes of this Tranche.

“Comparable Treasury Price” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates,

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which are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”), and their respective successors plus three other Primary Treasury Dealers selected by the Company; provided, however, that if any of the foregoing or their affiliates ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealers at 3:30 p.m. New York time on the third business day preceding such redemption date.

In addition, the Company may redeem, at its option, the Notes of this Tranche pursuant to Section 3.02 of the Indenture, as a whole but not in part, at any time prior to maturity, upon the giving of a notice of redemption, at a redemption price equal to 100% of the principal amount set forth on Schedule I, together with accrued but unpaid interest, if any, to the date fixed for redemption, if, at any time, the Company shall determine that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the Taxing Jurisdiction (as defined below) affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, including any change effected by guidance in any form from an official source, which change or amendment becomes effective on or after October 26, 2015 (the “Original Issue Date”), the Company or any Guarantor, as the case may be, has or shall become obligated to pay Additional Amounts with respect to this Note as described below.

All payments of principal and interest by or on behalf of the Company or any Guarantor in respect of this Note shall be made without withholding or deduction for, or on account of, any present or future tax, duty, assessment or governmental charge of whatever nature imposed or levied by or on behalf of the United States, Ireland, the United Kingdom or any jurisdiction in which the Company (or, if and for so long as any Guarantor is required to make payments under a Guarantee, such Guarantor), or any successor to the Company (or any Guarantor), is organized or tax resident, or any political subdivision or taxing authority thereof or therein (each, a “Taxing Jurisdiction”), unless the withholding or deduction of such tax, duty, assessment or charge is required by law or the application, administration or interpretation thereof. In the event that such withholding or deduction is so required, the Company (or, if a Guarantor is required to make payments under a Guarantee, without duplication, such Guarantor) shall, subject to certain exceptions and limitations set forth below (and subject to the right of redemption referred to herein and in the Indenture), pay such additional amounts (the “Additional Amounts”) as may be necessary in order that every net payment of the principal of and interest, including original issue discount, on this Note and any other amounts payable on this Note to the holder hereof after such withholding or deduction will not be less than the amount provided for in this Note to be then due and payable. However, the Company or any Guarantor, as the case may be, shall not be required to make any payment of Additional Amounts to any holder of any such Security for or on account of:

(a) any such tax, duty, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder or the beneficial owner of this Note (or between a fiduciary, settlor, beneficiary, member or shareholder of such holder or beneficial owner, if such holder or beneficial owner is an estate, a trust, a partnership or a corporation) and the Taxing Jurisdiction, including, without limitation, such holder or beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the holder or beneficial owner of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer, excise, wealth, or personal property tax or any similar tax, duty, assessment or governmental charge;

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(c) any tax, duty, assessment or other governmental charge imposed by reason of such holder’s or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

(d) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of this Note;

(e) any tax, duty, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the Taxing Jurisdiction or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, duty, assessment or other governmental charge;

(f) any tax, duty, assessment or other governmental charge imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code;

(g) any tax, duty, assessment or other governmental charge imposed by reason of such holder’s or beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or of the Guarantors or as a direct or indirect affiliate of the Company or of the Guarantors;

(h) any tax, duty, assessment or other governmental charge required to be deducted or withheld by any paying agent from a payment on this Note upon presentation of this Note, where required, if such payment can be made without such deduction or withholding upon presentation of this Note, where required, to any other paying agent;

(i) any tax, duty, assessment or other governmental charge required to be imposed or withheld on a payment to an individual and such deduction or withholding is required to be made pursuant to any European Union Directive on the taxation of savings (including European Council Directive 2003/48/EC) or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(j) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g), (h) and (i),

nor shall Additional Amounts be paid with respect to any payment on this Note to any holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Taxing Jurisdiction to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary, a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

This Note shall not be subject to repayment at the option of the holder prior to the Maturity Date.

Notwithstanding any other terms of this Note, or any other agreements, arrangements or understandings between the Company, any Guarantor and any holder, by its acquisition of this Note, each holder (including each holder of a beneficial interest in this Note) acknowledges and agrees to be bound by (any of the events in clauses (a) and (b) below, a “Bail-In Event”):

(a)	the effect of any exercise of any Bail-In Power by the Relevant EEA Resolution Authority that may include and result in any of the following, or some combination thereof:

(i)	the reduction of all, or a portion, of the Amounts Due;

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(ii)	the conversion of all, or a portion, of the Amounts Due into shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person, or the transfer of shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person, or the transfer of shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person (and the issue to or conferral on the holder of this Note of such shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of this Note or any Non-Exempt Guarantee, as the case may be;

(iii)	the cancellation of this Note or any Non-Exempt Guarantee; or

(iv)	the amendment or alteration of the maturity of this Note or amendment of the amount of interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and

(b)	the variation of the terms of this Note or any Non-Exempt Guarantee if necessary to give effect to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority.

No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any Bail-In Power by the Relevant EEA Resolution Authority if and to the extent such amounts have been cancelled, written down, modified, suspended for a temporary period or converted as a result of such exercise.

By its acquisition of this Note, each holder of this Note (including each holder of a beneficial interest in this Note) shall be deemed to have (i) consented to the exercise of any Bail-In Power as it may be imposed without any prior notice by the Relevant EEA Resolution Authority of its decision to exercise such Bail-In Power with respect to this Note and any Non-Exempt Guarantees of this Note and (ii) authorized, directed and requested the Depositary, any other relevant clearing system and any direct participant in the Depositary, or any other relevant clearing system or other intermediary through which it holds this Note, to take any and all necessary action, if required, to implement the exercise of any Bail-In Power with respect to this Note and any Non-Exempt Guarantee of this Note as it may be imposed, without any further action or direction on the part of such holder or beneficial owner.

Upon the occurrence of any Bail-In Event or exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, or any Non-Exempt Guarantees of this Note, the Company shall provide a written notice to the holders of this Note through the Depositary or any other relevant clearing system as soon as practicable regarding such Bail-In Event or exercise of any Bail-In Power, as the case may be, with a copy of such notice to the Trustee for information purposes.

By its acquisition of this Note, each holder of this Note (including each holder of a beneficial interest in this Note): (i) acknowledges and agrees that neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, the Company or any Non-Exempt Guarantor will give rise to a default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law or in equity, against the Trustee and any Paying Agent for, agrees not to initiate a suit against the Trustee and any Paying Agent in respect of, and agrees that the Trustee and any Paying Agent shall not be liable for, any action that the Trustee or any Paying Agent takes, or abstains from taking, in either case in accordance with the exercise of the Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note or any Non-Exempt Guarantees of this Note; (iii) acknowledges and agrees that, upon the exercise of any Bail-In Power by the Relevant EEA Resolution Authority (x) the Trustee will not be required to take any further directions from holders of this Note with respect to any portion of this Note or any Non-Exempt Guarantees of this Note that are written-down, converted to equity, or cancelled under

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Article Five of the Indenture, and (y) the Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority; provided, however, that notwithstanding the exercise of the Bail-In Power by the Relevant EEA Resolution Authority, so long as this Note remains Outstanding or any obligations under any Guarantees of this Note remain outstanding, there will at all times be a Trustee in accordance with the Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee will continue to be governed by the Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event this Note remains Outstanding or any obligations under any Guarantees of this Note remain outstanding following the completion of the exercise of the Bail-In Power by the Relevant EEA Resolution Authority; (iv) who acquires this Note (or who acquires a beneficial interest in this Note) other than upon the initial issuance hereof shall be deemed to recognize, acknowledge and agree to be bound by and consent to the same provisions specified herein to the same extent as the holders and beneficial owners who acquire this Note upon initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms hereof related to the Bail-In Power, and each and every consequence arising therefrom referred to herein; and (v) acknowledge and agree that any limitation on the repayment or payment of Amounts Due by the Company or any Non-Exempt Guarantor in connection with any Bail-In Event or exercise of any Bail-In Power by the Relevant EEA Resolution Authority shall be deemed, with respect to this Note, to be a term of this Note originally and expressly set forth herein.

Notwithstanding anything to the contrary herein, neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, the Company or any Non-Exempt Guarantor will constitute a default or an Event of Default under the Indenture.

This Note will bear interest at the rate specified on the face hereof. Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the date of Maturity, as the case may be. Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date or Maturity for this Note is not a Business Day, payment of principal, premium, if any, and/or interest on this Note will be postponed to the next succeeding Business Day; however, the Company will not pay any additional interest due to the delay in payment.

This Note is unsecured and ranks pari passu with all other unsecured and unsubordinated indebtedness of the Company. This Note is guaranteed by the Guarantors as and to the extent set forth in the Indenture.

This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, in minimum denominations of $200,000 and any integral multiple of $1,000 in excess thereof.

The Bank of New York Mellon has been appointed registrar for the Notes (the “Registrar”, which term includes any successor registrar appointed by the Company), and the Registrar will maintain at its office in the Borough of Manhattan, The City of New York a register for the registration and transfer of Notes. The Indenture provides that, in accordance therewith, this Note may be transferred at the aforesaid office of the Registrar or other transfer agent by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form approved by the Registrar and duly executed by the registered holder hereof or by the holder’s attorney duly authorized in writing, and thereupon the Registrar or other transfer agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions for an equal aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Registrar will not be required to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, or to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such

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exchanges and transfers of Notes will be free of charge, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in the form annexed hereto or, if such form is inapplicable to such transfer, such other form approved by the Registrar, and executed by the registered holder or by the holder’s attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

The Indenture provides that (on the terms and conditions set forth therein) if an Event of Default (as defined in the Indenture) with respect to any series of Securities issued under the Indenture, including the series of Global Medium-Term Notes, Series US MTN-A, of which this Note forms a part, shall have occurred and be continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding under the Indenture, by notice in writing to the Company (and to the Trustee if given by Securityholders of such series), may declare the principal amount of all Securities of such series and interest accrued thereon, if any, to be due and payable immediately. Under certain conditions such declaration may be annulled by the holders of a majority in principal amount of the Securities of such series then Outstanding. Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of such Securities then Outstanding may, subject to the terms and conditions of the Indenture, also waive on behalf of all holders of such Securities any past defaults or Events of Default with respect to such Securities except a default in payment of principal, premium, if any, or interest, if any, on any Security of such series, or in respect of a covenant or provision which cannot be modified without the consent of the holder of each Securities affected.

Subject to limitations set forth therein, the Indenture permits the Company, when authorized by resolution of the Board of Directors, the Guarantors and the Trustee, with the consent of the holders of not less than 66-2/3% in aggregate principal amount of the Securities of each series (each series voting as a class) affected by such supplemental indenture at the time Outstanding, including the series of Global Medium-Term Notes, Series US MTN-A, of which this Note forms a part, to enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Outstanding Securities of each such series or the Coupons appertaining to such Securities.

With respect to moneys paid by the Company and held by the Trustee or any Paying Agent for the payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), such moneys shall be so repaid to the Company. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Company may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

No provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein and in the Indenture prescribed unless otherwise agreed between the Company and the registered holder of this Note.

The Company, the Trustee and any agent of the Company or the Trustee may treat the holder in whose name this Note is registered as the absolute owner hereof for all purposes (whether or not this Note shall be overdue) for the purpose of receiving payment hereof and for all other purposes, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

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No recourse for the payment of the principal of, premium, if any, or interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or in any supplemental indenture, or in this Note, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, any Guarantor or of any successor Person, either directly or through the Company, any Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the issue of this Note.

This Note shall for all purposes be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, except to the extent expressly provided herein or in the Indenture.

As used herein:

(a) the term “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

(b) the term “Maturity” means the date on which the principal of this Note becomes due and payable as provided in this Note or the Indenture, whether at stated maturity or by declaration of acceleration, call for redemption or otherwise.

(c) the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

(d) all other terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

R-7

FORM OF TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or type name and address, including zip code, of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Date:

Seller

By

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:[1]

By
To be executed by an executive officer

[1]	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE I

The initial principal amount of this Global Note is U.S.$[●]. Changes in principal of this Global Note are set forth below:

Date	Principal Amount by which this Global Note is to be decreased	Principal Amount by which this Global Note is to be increased	New Balance	Signature of Authorized Officer of Trustee

BY ITS ACQUISITION OF THIS NOTE, EACH HOLDER OF THIS NOTE (INCLUDING EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE) ACKNOWLEDGES AND AGREES TO BE BOUND BY: (1) THE EFFECT OF THE EXERCISE OF ANY BAIL-IN POWER BY THE RELEVANT EEA RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (A) THE REDUCTION OF ALL OR A PORTION OF THE PRINCIPAL AMOUNT OR OUTSTANDING AMOUNT OF, TOGETHER WITH ANY ACCRUED BUT UNPAID INTEREST DUE ON, THIS NOTE, AND ANY AMOUNTS DUE UNDER ANY NON-EXEMPT GUARANTEE HEREOF (COLLECTIVELY, “AMOUNTS DUE”), (B) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS OF THE COMPANY, ANY NON-EXEMPT GUARANTOR OR ANY OTHER PERSON (AND THE ISSUE TO OR CONFERRAL ON THE HOLDER OF SUCH SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, (C) THE CANCELLATION OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, OR (D) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THIS NOTE OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THIS NOTE, OR THE DATE ON WHICH INTEREST BECOMES PAYABLE, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD, AND (2) THE VARIATION OF THE TERMS OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY BAIL-IN POWER BY THE RELEVANT EEA RESOLUTION AUTHORITY. IN ADDITION, EACH HOLDER OF THIS NOTE (INCLUDING EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE) FURTHER ACKNOWLEDGES AND AGREES THAT THIS NOTE IS SUBJECT TO SUCH OTHER MATTERS RELATING TO BAIL-IN POWERS SET FORTH HEREIN AND IN THE INDENTURE (AS HEREIN DEFINED).

GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED COMPANY

GLOBAL MEDIUM-TERM NOTE, SERIES US MTN-A, TRANCHE 3

(Senior Fixed Rate Note)

REGISTERED		REGISTERED
No.	US MTN-A-Tranche 3-[●]	U.S.$[●]
CUSIP:	36164Q6M5
ISIN:	US36164Q6M56

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

The Depositary for this Note will initially be The Depository Trust Company (55 Water Street, New York, New York). Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this registered global note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

GE Capital International Funding Company Unlimited Company, formerly GE Capital International Funding Company, a public unlimited company existing under the Companies Act 2014 of Ireland (together with its successors pursuant to the Indenture, the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the then outstanding principal amount specified on Schedule I hereto on November 15, 2025 (the “Maturity Date”) (except to the extent redeemed, repaid or otherwise satisfied prior to the Maturity Date) and to pay interest thereon (including Additional Amounts (as defined herein) and Additional Interest (as defined herein)) from and including [●] (the “Initial Interest Accrual Date”), at the rate of 3.373% per annum until the principal hereof is paid or duly provided for. The Company will pay interest in arrears semiannually on May 15 and November 15 of each year, commencing with [●] (each, an “Interest Payment Date”), and on the Maturity Date (or any redemption date).

Payment of the principal of this Note, any premium and the interest due at the Maturity Date (or any redemption date) will be made by wire transfer in immediately available funds upon surrender of this Note at the office or agency of such paying agent (a “Paying Agent”) as the Company may determine maintained for that purpose in the Borough of Manhattan, The City of New York, or at the office or agency of a Paying Agent maintained in a city in a Member State of the European Union, or at the office or agency of such other Paying Agent as the Company may determine. Initially, the Paying Agents shall be: (a) The Bank of New York Mellon, 101 Barclay Street, Floor 7-West, New York, NY 10286, U.S.A. and (b) The Bank of New York Mellon, London Branch, One Canada Square, London, E14 5AL, United Kingdom.

Interest on this Note will accrue initially from and including the Initial Interest Accrual Date, and thereafter will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for and thereafter will accrue until the principal hereof has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Note) is registered at the close of business on the date 15 calendar days prior to an Interest Payment Date (whether or not a Business Day) (each such date a “Record Date”); provided, however, that interest payable at Maturity will be payable to the person to whom the principal hereof shall be payable.

Payment of the principal of and premium, if any, and interest on this Note (including Additional Amounts, if any, and Additional Interest, if any) will be made in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. Payments of interest, other than interest due at Maturity will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S.$5,000,000 or more in aggregate principal amount of Notes having the same terms and conditions will be entitled to receive payments of interest, other than interest due at Maturity, by wire transfer of immediately available funds to an account maintained by the holder of this Note if appropriate wire transfer instructions in writing have been received by the Trustee not less than 10 calendar days prior to the applicable Interest Payment Date. Notwithstanding the foregoing, this Note may be paid in accordance with the rules of the Depositary in effect from time to time.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee, as defined on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

GIVEN under the Common Seal of GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED COMPANY

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE – US MTN-A NOTES DUE 2025]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Tranche designated therein described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

DATED:             , 2016

[SIGNATURE PAGE – US MTN-A NOTES DUE 2025]

REVERSE OF NOTE

This Note is one of a duly authorized issue of the Tranche of Global Medium-Term Notes, Series US MTN-A (the “Notes”) of the Company designated on the face hereof. The Notes are issuable under an Indenture, dated as of October 26, 2015 by and among the Company, General Electric Company and the other Guarantors named therein from time to time and The Bank of New York Mellon, as trustee, as the same may be amended from time to time (the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, agreements, limitations of rights, duties and immunities of the Company, the Guarantors, the Trustee and the holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Bank of New York Mellon at its corporate trust office in the Borough of Manhattan, The City of New York has been appointed the registrar. The Bank of New York Mellon at its office in the Borough of Manhattan, The City of New York and The Bank of New York Mellon, London Branch at its office in the City of London, United Kingdom (each, at their addresses set forth on the face of this Note) have been appointed Paying Agents with respect to the Notes. Terms used herein include successor entities pursuant to the Indenture or other relevant agreement.

This Note will not be subject to any sinking fund and will not be redeemable or subject to repayment at the option of the holder prior to maturity, except as provided herein.

The Company may redeem, at its option, the Notes of this Tranche in accordance with Article Three of the Indenture, as a whole or in part, at any time and from time to time, upon the giving of a notice of redemption at a redemption price equal to the greater of:

(a)	100% of the principal amount of the Notes of this Tranche to be redeemed; and

(b)	the sum of the present values of the remaining scheduled payments of interest and principal on the Notes of this Tranche to be redeemed from the redemption date to the Maturity Date (exclusive of interest accrued and unpaid to, but not including, the redemption date) discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30- day months, at the Treasury Rate (as defined below) plus 20 basis points;

plus, in either case, accrued and unpaid interest to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of this Tranche to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes of this Tranche.

“Comparable Treasury Price” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates,

which are primary U.S. Government securities dealers in The City of New York (a “Primary Treasury Dealer”), and their respective successors plus three other Primary Treasury Dealers selected by the Company; provided, however, that if any of the foregoing or their affiliates ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealers at 3:30 p.m. New York time on the third business day preceding such redemption date.

In addition, the Company may redeem, at its option, the Notes of this Tranche pursuant to Section 3.02 of the Indenture, as a whole but not in part, at any time prior to maturity, upon the giving of a notice of redemption, at a redemption price equal to 100% of the principal amount set forth on Schedule I, together with accrued but unpaid interest, if any, to the date fixed for redemption, if, at any time, the Company shall determine that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the Taxing Jurisdiction (as defined below) affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, including any change effected by guidance in any form from an official source, which change or amendment becomes effective on or after October 26, 2015 (the “Original Issue Date”), the Company or any Guarantor, as the case may be, has or shall become obligated to pay Additional Amounts with respect to this Note as described below.

All payments of principal and interest by or on behalf of the Company or any Guarantor in respect of this Note shall be made without withholding or deduction for, or on account of, any present or future tax, duty, assessment or governmental charge of whatever nature imposed or levied by or on behalf of the United States, Ireland, the United Kingdom or any jurisdiction in which the Company (or, if and for so long as any Guarantor is required to make payments under a Guarantee, such Guarantor), or any successor to the Company (or any Guarantor), is organized or tax resident, or any political subdivision or taxing authority thereof or therein (each, a “Taxing Jurisdiction”), unless the withholding or deduction of such tax, duty, assessment or charge is required by law or the application, administration or interpretation thereof. In the event that such withholding or deduction is so required, the Company (or, if a Guarantor is required to make payments under a Guarantee, without duplication, such Guarantor) shall, subject to certain exceptions and limitations set forth below (and subject to the right of redemption referred to herein and in the Indenture), pay such additional amounts (the “Additional Amounts”) as may be necessary in order that every net payment of the principal of and interest, including original issue discount, on this Note and any other amounts payable on this Note to the holder hereof after such withholding or deduction will not be less than the amount provided for in this Note to be then due and payable. However, the Company or any Guarantor, as the case may be, shall not be required to make any payment of Additional Amounts to any holder of any such Security for or on account of:

(a) any such tax, duty, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder or the beneficial owner of this Note (or between a fiduciary, settlor, beneficiary, member or shareholder of such holder or beneficial owner, if such holder or beneficial owner is an estate, a trust, a partnership or a corporation) and the Taxing Jurisdiction, including, without limitation, such holder or beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the holder or beneficial owner of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer, excise, wealth, or personal property tax or any similar tax, duty, assessment or governmental charge;

(c) any tax, duty, assessment or other governmental charge imposed by reason of such holder’s or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

(d) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of this Note;

(e) any tax, duty, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the Taxing Jurisdiction or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, duty, assessment or other governmental charge;

(f) any tax, duty, assessment or other governmental charge imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code;

(g) any tax, duty, assessment or other governmental charge imposed by reason of such holder’s or beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or of the Guarantors or as a direct or indirect affiliate of the Company or of the Guarantors;

(h) any tax, duty, assessment or other governmental charge required to be deducted or withheld by any paying agent from a payment on this Note upon presentation of this Note, where required, if such payment can be made without such deduction or withholding upon presentation of this Note, where required, to any other paying agent;

(i) any tax, duty, assessment or other governmental charge required to be imposed or withheld on a payment to an individual and such deduction or withholding is required to be made pursuant to any European Union Directive on the taxation of savings (including European Council Directive 2003/48/EC) or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(j) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g), (h) and (i),

nor shall Additional Amounts be paid with respect to any payment on this Note to any holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Taxing Jurisdiction to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary, a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

This Note shall not be subject to repayment at the option of the holder prior to the Maturity Date.

Notwithstanding any other terms of this Note, or any other agreements, arrangements or understandings between the Company, any Guarantor and any holder, by its acquisition of this Note, each holder (including each holder of a beneficial interest in this Note) acknowledges and agrees to be bound by (any of the events in clauses (a) and (b) below, a “Bail-In Event”):

(a)	the effect of any exercise of any Bail-In Power by the Relevant EEA Resolution Authority that may include and result in any of the following, or some combination thereof:

(i)	the reduction of all, or a portion, of the Amounts Due;

(ii)	the conversion of all, or a portion, of the Amounts Due into shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person, or the transfer of shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person, or the transfer of shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person (and the issue to or conferral on the holder of this Note of such shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of this Note or any Non-Exempt Guarantee, as the case may be;

(iii)	the cancellation of this Note or any Non-Exempt Guarantee; or

(iv)	the amendment or alteration of the maturity of this Note or amendment of the amount of interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and

(b)	the variation of the terms of this Note or any Non-Exempt Guarantee if necessary to give effect to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority.

No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any Bail-In Power by the Relevant EEA Resolution Authority if and to the extent such amounts have been cancelled, written down, modified, suspended for a temporary period or converted as a result of such exercise.

By its acquisition of this Note, each holder of this Note (including each holder of a beneficial interest in this Note) shall be deemed to have (i) consented to the exercise of any Bail-In Power as it may be imposed without any prior notice by the Relevant EEA Resolution Authority of its decision to exercise such Bail-In Power with respect to this Note and any Non-Exempt Guarantees of this Note and (ii) authorized, directed and requested the Depositary, any other relevant clearing system and any direct participant in the Depositary, or any other relevant clearing system or other intermediary through which it holds this Note, to take any and all necessary action, if required, to implement the exercise of any Bail-In Power with respect to this Note and any Non-Exempt Guarantee of this Note as it may be imposed, without any further action or direction on the part of such holder or beneficial owner.

Upon the occurrence of any Bail-In Event or exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, or any Non-Exempt Guarantees of this Note, the Company shall provide a written notice to the holders of this Note through the Depositary or any other relevant clearing system as soon as practicable regarding such Bail-In Event or exercise of any Bail-In Power, as the case may be, with a copy of such notice to the Trustee for information purposes.

By its acquisition of this Note, each holder of this Note (including each holder of a beneficial interest in this Note): (i) acknowledges and agrees that neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, the Company or any Non-Exempt Guarantor will give rise to a default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law or in equity, against the Trustee and any Paying Agent for, agrees not to initiate a suit against the Trustee and any Paying Agent in respect of, and agrees that the Trustee and any Paying Agent shall not be liable for, any action that the Trustee or any Paying Agent takes, or abstains from taking, in either case in accordance with the exercise of the Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note or any Non-Exempt Guarantees of this Note; (iii) acknowledges and agrees that, upon the exercise of any Bail-In Power by the Relevant EEA Resolution Authority (x) the Trustee will not be required to take any further directions from holders of this Note with respect to any portion of this Note or any Non-Exempt Guarantees of this Note that are written-down, converted to equity, or cancelled under

Article Five of the Indenture, and (y) the Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority; provided, however, that notwithstanding the exercise of the Bail-In Power by the Relevant EEA Resolution Authority, so long as this Note remains Outstanding or any obligations under any Guarantees of this Note remain outstanding, there will at all times be a Trustee in accordance with the Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee will continue to be governed by the Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event this Note remains Outstanding or any obligations under any Guarantees of this Note remain outstanding following the completion of the exercise of the Bail-In Power by the Relevant EEA Resolution Authority; (iv) who acquires this Note (or who acquires a beneficial interest in this Note) other than upon the initial issuance hereof shall be deemed to recognize, acknowledge and agree to be bound by and consent to the same provisions specified herein to the same extent as the holders and beneficial owners who acquire this Note upon initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms hereof related to the Bail-In Power, and each and every consequence arising therefrom referred to herein; and (v) acknowledge and agree that any limitation on the repayment or payment of Amounts Due by the Company or any Non-Exempt Guarantor in connection with any Bail-In Event or exercise of any Bail-In Power by the Relevant EEA Resolution Authority shall be deemed, with respect to this Note, to be a term of this Note originally and expressly set forth herein.

Notwithstanding anything to the contrary herein, neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, the Company or any Non-Exempt Guarantor will constitute a default or an Event of Default under the Indenture.

This Note will bear interest at the rate specified on the face hereof. Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the date of Maturity, as the case may be. Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date or Maturity for this Note is not a Business Day, payment of principal, premium, if any, and/or interest on this Note will be postponed to the next succeeding Business Day; however, the Company will not pay any additional interest due to the delay in payment.

This Note is unsecured and ranks pari passu with all other unsecured and unsubordinated indebtedness of the Company. This Note is guaranteed by the Guarantors as and to the extent set forth in the Indenture.

This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, in minimum denominations of $200,000 and any integral multiple of $1,000 in excess thereof.

The Bank of New York Mellon has been appointed registrar for the Notes (the “Registrar”, which term includes any successor registrar appointed by the Company), and the Registrar will maintain at its office in the Borough of Manhattan, The City of New York a register for the registration and transfer of Notes. The Indenture provides that, in accordance therewith, this Note may be transferred at the aforesaid office of the Registrar or other transfer agent by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form approved by the Registrar and duly executed by the registered holder hereof or by the holder’s attorney duly authorized in writing, and thereupon the Registrar or other transfer agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions for an equal aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Registrar will not be required to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, or to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in the form annexed hereto or, if such form is inapplicable to such transfer, such other form approved by the Registrar, and executed by the registered holder or by the holder’s attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

The Indenture provides that (on the terms and conditions set forth therein) if an Event of Default (as defined in the Indenture) with respect to any series of Securities issued under the Indenture, including the series of Global Medium-Term Notes, Series US MTN-A, of which this Note forms a part, shall have occurred and be continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding under the Indenture, by notice in writing to the Company (and to the Trustee if given by Securityholders of such series), may declare the principal amount of all Securities of such series and interest accrued thereon, if any, to be due and payable immediately. Under certain conditions such declaration may be annulled by the holders of a majority in principal amount of the Securities of such series then Outstanding. Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of such Securities then Outstanding may, subject to the terms and conditions of the Indenture, also waive on behalf of all holders of such Securities any past defaults or Events of Default with respect to such Securities except a default in payment of principal, premium, if any, or interest, if any, on any Security of such series, or in respect of a covenant or provision which cannot be modified without the consent of the holder of each Securities affected.

Subject to limitations set forth therein, the Indenture permits the Company, when authorized by resolution of the Board of Directors, the Guarantors and the Trustee, with the consent of the holders of not less than 66-2/3% in aggregate principal amount of the Securities of each series (each series voting as a class) affected by such supplemental indenture at the time Outstanding, including the series of Global Medium-Term Notes, Series US MTN-A, of which this Note forms a part, to enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Outstanding Securities of each such series or the Coupons appertaining to such Securities.

With respect to moneys paid by the Company and held by the Trustee or any Paying Agent for the payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), such moneys shall be so repaid to the Company. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Company may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

No provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein and in the Indenture prescribed unless otherwise agreed between the Company and the registered holder of this Note.

The Company, the Trustee and any agent of the Company or the Trustee may treat the holder in whose name this Note is registered as the absolute owner hereof for all purposes (whether or not this Note shall be overdue) for the purpose of receiving payment hereof and for all other purposes, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse for the payment of the principal of, premium, if any, or interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or in any supplemental indenture, or in this Note, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, any Guarantor or of any successor Person, either directly or through the Company, any Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the issue of this Note.

This Note shall for all purposes be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, except to the extent expressly provided herein or in the Indenture.

As used herein:

(a) the term “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

(b) the term “Maturity” means the date on which the principal of this Note becomes due and payable as provided in this Note or the Indenture, whether at stated maturity or by declaration of acceleration, call for redemption or otherwise.

(c) the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

(d) all other terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

FORM OF TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or type name and address, including zip code, of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Date:

Seller

By

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:[1]

By
To be executed by an executive officer

[1]	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE I

The initial principal amount of this Global Note is U.S.$[●]. Changes in principal of this Global Note are set forth below:

Date	Principal Amount by which this Global Note is to be decreased	Principal Amount by which this Global Note is to be increased	New Balance	Signature of Authorized Officer of Trustee

BY ITS ACQUISITION OF THIS NOTE, EACH HOLDER OF THIS NOTE (INCLUDING EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE) ACKNOWLEDGES AND AGREES TO BE BOUND BY: (1) THE EFFECT OF THE EXERCISE OF ANY BAIL-IN POWER BY THE RELEVANT EEA RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (A) THE REDUCTION OF ALL OR A PORTION OF THE PRINCIPAL AMOUNT OR OUTSTANDING AMOUNT OF, TOGETHER WITH ANY ACCRUED BUT UNPAID INTEREST DUE ON, THIS NOTE, AND ANY AMOUNTS DUE UNDER ANY NON-EXEMPT GUARANTEE HEREOF (COLLECTIVELY, “AMOUNTS DUE”), (B) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS OF THE COMPANY, ANY NON-EXEMPT GUARANTOR OR ANY OTHER PERSON (AND THE ISSUE TO OR CONFERRAL ON THE HOLDER OF SUCH SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, (C) THE CANCELLATION OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, OR (D) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THIS NOTE OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THIS NOTE, OR THE DATE ON WHICH INTEREST BECOMES PAYABLE, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD, AND (2) THE VARIATION OF THE TERMS OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY BAIL-IN POWER BY THE RELEVANT EEA RESOLUTION AUTHORITY. IN ADDITION, EACH HOLDER OF THIS NOTE (INCLUDING EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE) FURTHER ACKNOWLEDGES AND AGREES THAT THIS NOTE IS SUBJECT TO SUCH OTHER MATTERS RELATING TO BAIL-IN POWERS SET FORTH HEREIN AND IN THE INDENTURE (AS HEREIN DEFINED).

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GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED COMPANY

GLOBAL MEDIUM-TERM NOTE, SERIES US MTN-A, TRANCHE 4

(Senior Fixed Rate Note)

REGISTERED		REGISTERED
No.	US MTN-A-Tranche 4-[●]	U.S.$[●]
CUSIP:	36164QNA2
ISIN:	US36164QNA21

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

The Depositary for this Note will initially be The Depository Trust Company (55 Water Street, New York, New York). Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this registered global note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

GE Capital International Funding Company Unlimited Company, formerly GE Capital International Funding Company, a public unlimited company existing under the Companies Act 2014 of Ireland (together with its successors pursuant to the Indenture, the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the then outstanding principal amount specified on Schedule I hereto on November 15, 2035 (the “Maturity Date”) (except to the extent redeemed, repaid or otherwise satisfied prior to the Maturity Date) and to pay interest thereon (including Additional Amounts (as defined herein) and Additional Interest (as defined herein)) from and including [●] (the “Initial Interest Accrual Date”), at the rate of 4.418% per annum until the principal hereof is paid or duly provided for. The Company will pay interest in arrears semiannually on May 15 and November 15 of each year, commencing with [●] (each, an “Interest Payment Date”), and on the Maturity Date (or any redemption date).

Payment of the principal of this Note, any premium and the interest due at the Maturity Date (or any redemption date) will be made by wire transfer in immediately available funds upon surrender of this Note at the office or agency of such paying agent (a “Paying Agent”) as the Company may determine maintained for that purpose in the Borough of Manhattan, The City of New York, or at the office or agency of a Paying Agent maintained in a city in a Member State of the European Union, or at the office or agency of such other Paying Agent as the Company may determine. Initially, the Paying Agents shall be: (a) The Bank of New York Mellon, 101 Barclay Street, Floor 7-West, New York, NY 10286, U.S.A. and (b) The Bank of New York Mellon, London Branch, One Canada Square, London, E14 5AL, United Kingdom.

Interest on this Note will accrue initially from and including the Initial Interest Accrual Date, and thereafter will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for and thereafter will accrue until the principal hereof has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Note) is registered at the close of business on the date 15 calendar days prior to an Interest Payment Date (whether or not a Business Day) (each such date a “Record Date”); provided, however, that interest payable at Maturity will be payable to the person to whom the principal hereof shall be payable.

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Payment of the principal of and premium, if any, and interest on this Note (including Additional Amounts, if any, and Additional Interest, if any) will be made in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. Payments of interest, other than interest due at Maturity will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S.$5,000,000 or more in aggregate principal amount of Notes having the same terms and conditions will be entitled to receive payments of interest, other than interest due at Maturity, by wire transfer of immediately available funds to an account maintained by the holder of this Note if appropriate wire transfer instructions in writing have been received by the Trustee not less than 10 calendar days prior to the applicable Interest Payment Date. Notwithstanding the foregoing, this Note may be paid in accordance with the rules of the Depositary in effect from time to time.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee, as defined on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

GIVEN under the Common Seal of GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED COMPANY

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE – US MTN-A NOTES DUE 2035]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Tranche designated therein described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

DATED:             , 2016

[SIGNATURE PAGE – US MTN-A NOTES DUE 2035]

REVERSE OF NOTE

This Note is one of a duly authorized issue of the Tranche of Global Medium-Term Notes, Series US MTN-A (the “Notes”) of the Company designated on the face hereof. The Notes are issuable under an Indenture, dated as of October 26, 2015 by and among the Company, General Electric Company and the other Guarantors named therein from time to time and The Bank of New York Mellon, as trustee, as the same may be amended from time to time (the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, agreements, limitations of rights, duties and immunities of the Company, the Guarantors, the Trustee and the holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Bank of New York Mellon at its corporate trust office in the Borough of Manhattan, The City of New York has been appointed the registrar. The Bank of New York Mellon at its office in the Borough of Manhattan, The City of New York and The Bank of New York Mellon, London Branch at its office in the City of London, United Kingdom (each, at their addresses set forth on the face of this Note) have been appointed Paying Agents with respect to the Notes. Terms used herein include successor entities pursuant to the Indenture or other relevant agreement.

This Note will not be subject to any sinking fund and will not be redeemable or subject to repayment at the option of the holder prior to maturity, except as provided herein.

The Company may redeem, at its option, the Notes of this Tranche pursuant to Section 3.02 of the Indenture, as a whole but not in part, at any time prior to maturity, upon the giving of a notice of redemption, at a redemption price equal to 100% of the principal amount set forth on Schedule I, together with accrued but unpaid interest, if any, to the date fixed for redemption, if, at any time, the Company shall determine that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the Taxing Jurisdiction (as defined below) affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, including any change effected by guidance in any form from an official source, which change or amendment becomes effective on or after October 26, 2015 (the “Original Issue Date”), the Company or any Guarantor, as the case may be, has or shall become obligated to pay Additional Amounts with respect to this Note as described below.

All payments of principal and interest by or on behalf of the Company or any Guarantor in respect of this Note shall be made without withholding or deduction for, or on account of, any present or future tax, duty, assessment or governmental charge of whatever nature imposed or levied by or on behalf of the United States, Ireland, the United Kingdom or any jurisdiction in which the Company (or, if and for so long as any Guarantor is required to make payments under a Guarantee, such Guarantor), or any successor to the Company (or any Guarantor), is organized or tax resident, or any political subdivision or taxing authority thereof or therein (each, a “Taxing Jurisdiction”), unless the withholding or deduction of such tax, duty, assessment or charge is required by law or the application, administration or interpretation thereof. In the event that such withholding or deduction is so required, the Company (or, if a Guarantor is required to make payments under a Guarantee, without duplication, such Guarantor) shall, subject to certain exceptions and limitations set forth below (and subject to the right of redemption referred to herein and in the Indenture), pay such additional amounts (the “Additional Amounts”) as may be necessary in order that every net payment of the principal of and interest, including original issue discount, on this Note and any other amounts payable on this Note to the holder hereof after such withholding or deduction will not be less than the amount provided for in this Note to be then due and payable. However, the Company or any Guarantor, as the case may be, shall not be required to make any payment of Additional Amounts to any holder of any such Security for or on account of:

(a) any such tax, duty, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder or the beneficial owner of this Note (or between a fiduciary, settlor, beneficiary, member or shareholder of such holder or beneficial owner, if such holder or beneficial owner is an estate, a trust, a partnership or a corporation) and the Taxing Jurisdiction, including, without limitation, such holder or beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or

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having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the holder or beneficial owner of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer, excise, wealth, or personal property tax or any similar tax, duty, assessment or governmental charge;

(c) any tax, duty, assessment or other governmental charge imposed by reason of such holder’s or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

(d) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of this Note;

(e) any tax, duty, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the Taxing Jurisdiction or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, duty, assessment or other governmental charge;

(f) any tax, duty, assessment or other governmental charge imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code;

(g) any tax, duty, assessment or other governmental charge imposed by reason of such holder’s or beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or of the Guarantors or as a direct or indirect affiliate of the Company or of the Guarantors;

(h) any tax, duty, assessment or other governmental charge required to be deducted or withheld by any paying agent from a payment on this Note upon presentation of this Note, where required, if such payment can be made without such deduction or withholding upon presentation of this Note, where required, to any other paying agent;

(i) any tax, duty, assessment or other governmental charge required to be imposed or withheld on a payment to an individual and such deduction or withholding is required to be made pursuant to any European Union Directive on the taxation of savings (including European Council Directive 2003/48/EC) or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(j) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g), (h) and (i),

nor shall Additional Amounts be paid with respect to any payment on this Note to any holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Taxing Jurisdiction to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary, a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

This Note shall not be subject to repayment at the option of the holder prior to the Maturity Date.

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Notwithstanding any other terms of this Note, or any other agreements, arrangements or understandings between the Company, any Guarantor and any holder, by its acquisition of this Note, each holder (including each holder of a beneficial interest in this Note) acknowledges and agrees to be bound by (any of the events in clauses (a) and (b) below, a “Bail-In Event”):

(a)	the effect of any exercise of any Bail-In Power by the Relevant EEA Resolution Authority that may include and result in any of the following, or some combination thereof:

(i)	the reduction of all, or a portion, of the Amounts Due;

(ii)	the conversion of all, or a portion, of the Amounts Due into shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person, or the transfer of shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person, or the transfer of shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person (and the issue to or conferral on the holder of this Note of such shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of this Note or any Non-Exempt Guarantee, as the case may be;

(iii)	the cancellation of this Note or any Non-Exempt Guarantee; or

(iv)	the amendment or alteration of the maturity of this Note or amendment of the amount of interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and

(b)	the variation of the terms of this Note or any Non-Exempt Guarantee if necessary to give effect to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority.

No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any Bail-In Power by the Relevant EEA Resolution Authority if and to the extent such amounts have been cancelled, written down, modified, suspended for a temporary period or converted as a result of such exercise.

By its acquisition of this Note, each holder of this Note (including each holder of a beneficial interest in this Note) shall be deemed to have (i) consented to the exercise of any Bail-In Power as it may be imposed without any prior notice by the Relevant EEA Resolution Authority of its decision to exercise such Bail-In Power with respect to this Note and any Non-Exempt Guarantees of this Note and (ii) authorized, directed and requested the Depositary, any other relevant clearing system and any direct participant in the Depositary, or any other relevant clearing system or other intermediary through which it holds this Note, to take any and all necessary action, if required, to implement the exercise of any Bail-In Power with respect to this Note and any Non-Exempt Guarantee of this Note as it may be imposed, without any further action or direction on the part of such holder or beneficial owner.

Upon the occurrence of any Bail-In Event or exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, or any Non-Exempt Guarantees of this Note, the Company shall provide a written notice to the holders of this Note through the Depositary or any other relevant clearing system as soon as practicable regarding such Bail-In Event or exercise of any Bail-In Power, as the case may be, with a copy of such notice to the Trustee for information purposes.

By its acquisition of this Note, each holder of this Note (including each holder of a beneficial interest in this Note): (i) acknowledges and agrees that neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, the Company or any Non-Exempt Guarantor will give rise to a default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in

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law or in equity, against the Trustee and any Paying Agent for, agrees not to initiate a suit against the Trustee and any Paying Agent in respect of, and agrees that the Trustee and any Paying Agent shall not be liable for, any action that the Trustee or any Paying Agent takes, or abstains from taking, in either case in accordance with the exercise of the Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note or any Non-Exempt Guarantees of this Note; (iii) acknowledges and agrees that, upon the exercise of any Bail-In Power by the Relevant EEA Resolution Authority (x) the Trustee will not be required to take any further directions from holders of this Note with respect to any portion of this Note or any Non-Exempt Guarantees of this Note that are written-down, converted to equity, or cancelled under Article Five of the Indenture, and (y) the Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority; provided, however, that notwithstanding the exercise of the Bail-In Power by the Relevant EEA Resolution Authority, so long as this Note remains Outstanding or any obligations under any Guarantees of this Note remain outstanding, there will at all times be a Trustee in accordance with the Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee will continue to be governed by the Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event this Note remains Outstanding or any obligations under any Guarantees of this Note remain outstanding following the completion of the exercise of the Bail-In Power by the Relevant EEA Resolution Authority; (iv) who acquires this Note (or who acquires a beneficial interest in this Note) other than upon the initial issuance hereof shall be deemed to recognize, acknowledge and agree to be bound by and consent to the same provisions specified herein to the same extent as the holders and beneficial owners who acquire this Note upon initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms hereof related to the Bail-In Power, and each and every consequence arising therefrom referred to herein; and (v) acknowledge and agree that any limitation on the repayment or payment of Amounts Due by the Company or any Non-Exempt Guarantor in connection with any Bail-In Event or exercise of any Bail-In Power by the Relevant EEA Resolution Authority shall be deemed, with respect to this Note, to be a term of this Note originally and expressly set forth herein.

Notwithstanding anything to the contrary herein, neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to this Note, the Company or any Non-Exempt Guarantor will constitute a default or an Event of Default under the Indenture.

This Note will bear interest at the rate specified on the face hereof. Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the date of Maturity, as the case may be. Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date or Maturity for this Note is not a Business Day, payment of principal, premium, if any, and/or interest on this Note will be postponed to the next succeeding Business Day; however, the Company will not pay any additional interest due to the delay in payment.

This Note is unsecured and ranks pari passu with all other unsecured and unsubordinated indebtedness of the Company. This Note is guaranteed by the Guarantors as and to the extent set forth in the Indenture.

This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, in minimum denominations of $200,000 and any integral multiple of $1,000 in excess thereof.

The Bank of New York Mellon has been appointed registrar for the Notes (the “Registrar”, which term includes any successor registrar appointed by the Company), and the Registrar will maintain at its office in the Borough of Manhattan, The City of New York a register for the registration and transfer of Notes. The Indenture provides that, in accordance therewith, this Note may be transferred at the aforesaid office of the Registrar or other transfer agent by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form approved by the Registrar and duly executed by the registered holder hereof or by the holder’s attorney duly authorized in writing, and thereupon the Registrar or other transfer

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agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions for an equal aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Registrar will not be required to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, or to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in the form annexed hereto or, if such form is inapplicable to such transfer, such other form approved by the Registrar, and executed by the registered holder or by the holder’s attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

The Indenture provides that (on the terms and conditions set forth therein) if an Event of Default (as defined in the Indenture) with respect to any series of Securities issued under the Indenture, including the series of Global Medium-Term Notes, Series US MTN-A, of which this Note forms a part, shall have occurred and be continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding under the Indenture, by notice in writing to the Company (and to the Trustee if given by Securityholders of such series), may declare the principal amount of all Securities of such series and interest accrued thereon, if any, to be due and payable immediately. Under certain conditions such declaration may be annulled by the holders of a majority in principal amount of the Securities of such series then Outstanding. Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of such Securities then Outstanding may, subject to the terms and conditions of the Indenture, also waive on behalf of all holders of such Securities any past defaults or Events of Default with respect to such Securities except a default in payment of principal, premium, if any, or interest, if any, on any Security of such series, or in respect of a covenant or provision which cannot be modified without the consent of the holder of each Securities affected.

Subject to limitations set forth therein, the Indenture permits the Company, when authorized by resolution of the Board of Directors, the Guarantors and the Trustee, with the consent of the holders of not less than 66-2/3% in aggregate principal amount of the Securities of each series (each series voting as a class) affected by such supplemental indenture at the time Outstanding, including the series of Global Medium-Term Notes, Series US MTN-A, of which this Note forms a part, to enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Outstanding Securities of each such series or the Coupons appertaining to such Securities.

With respect to moneys paid by the Company and held by the Trustee or any Paying Agent for the payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), such moneys shall be so repaid to the Company. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Company may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

No provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein and in the Indenture prescribed unless otherwise agreed between the Company and the registered holder of this Note.

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The Company, the Trustee and any agent of the Company or the Trustee may treat the holder in whose name this Note is registered as the absolute owner hereof for all purposes (whether or not this Note shall be overdue) for the purpose of receiving payment hereof and for all other purposes, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse for the payment of the principal of, premium, if any, or interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or in any supplemental indenture, or in this Note, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, any Guarantor or of any successor Person, either directly or through the Company, any Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the issue of this Note.

This Note shall for all purposes be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, except to the extent expressly provided herein or in the Indenture.

As used herein:

(a) the term “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

(b) the term “Maturity” means the date on which the principal of this Note becomes due and payable as provided in this Note or the Indenture, whether at stated maturity or by declaration of acceleration, call for redemption or otherwise.

(c) the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

(d) all other terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

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FORM OF TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or type name and address, including zip code, of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Date:

Seller

By

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:[1]

By
To be executed by an executive officer

[1]	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE I

The initial principal amount of this Global Note is U.S.$[●]. Changes in principal of this Global Note are set forth below:

Date	Principal Amount by which this Global Note is to be decreased	Principal Amount by which this Global Note is to be increased	New Balance	Signature of Authorized Officer of Trustee